                              Managed Municipals
                                Portfolio Inc.


                                [GRAPHIC OF LOGO]

                               Quarterly Report

                               February 28, 2001

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                                 [GRAPHIC OF ]
                              Managed Municipals
                                Portfolio Inc.


Dear Shareholder:

   We are pleased to provide the third quarter report for the Managed Municipals Portfolio Inc. ("Fund") for the period ended February 28, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

   During the period, the Fund distributed income dividends totaling $0.45 per share. The table below shows the Fund's annualized distribution rate and nine-month total return based on the Fund's February 28, 2001, net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./1/

                   Price         Annualized         Nine-Month
                 Per Share   Distribution Rate/2/ Total Return/2/
                 ---------   -------------------- ---------------
               $11.87 (NAV)         5.05%             13.54%
               $10.77 (NYSE)        5.57%             20.11%

-----
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand of the Fund's shares.
2 Total returns are based on changes in NAV or the market value, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.05 for 12 months. This rate is as of March 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

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   The Fund had a total return of 13.54% based on NAV for the nine months ended
February 28, 2001. In comparison, the Fund's Lipper Inc. ("Lipper")/3/ peer group returned 8.88% based on NAV for the same period.

   We are proud to report that our director, Charles Barber, was named Fund Trustee of the Year in March 2001 by Fund Directions, a publication of Institutional Investor, Inc. According to the article, Mr. Barber received this honor for his "tireless efforts as a vigilant representative of shareholder interests."

Municipal Bond Market Update

   During the period, the bond market has performed relatively well. We have observed periods of rallies in anticipation of further easing of monetary policy by the Federal Reserve Board ("Fed"). In the near term, we expect the Fed to continue to ease short-term interest rates. Specifically, we think the bond market should head higher between now and the middle of the year.

   The Fed reduced short-term interest rates twice so far in 2001 in an effort to boost economic activity, lowering interest rates on January 3 and January 31, 2001 by 50 basis points/4/ each time. While the lowering of interest rates by the Fed did not come as a big surprise in light of recent market conditions, the magnitude of the interest rate cuts was somewhat unanticipated. The last time the Fed reduced the federal funds rate ("fed funds rate")/5/ target by a full 50 basis points in one single stroke was July 1992, the first year of economic recovery after the 1990 to 1991 recession.

   In our view, a 100 basis points reduction in interest rates is not massive when compared to past interest rate shifts. But we think it's worth noting that this was the largest interest rate adjustment in one calendar month since Fed Chairman Alan Greenspan took the helm of the central bank in 1987. Prior to this past month, the largest amount that Greenspan had adjusted rates within a month was 75 basis points. So it is clear to us the speed of this interest rate cut has been unprecedented in the otherwise incrementalist Fed under the direction of Greenspan. In our view, the door is still open for further interest

-----
3 Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the nine-month period as of February 28, 2001, calculated among 12 funds in the closed-end General and Insured Municipal Fund (unleveraged) category with reinvestment of dividends and capital gains excluding sales charges.
4 A basis point is 0.01% or one one-hundredth of a percent.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

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rate cuts to spur U.S. economic growth. In fact, we expect further interest rate cuts at the next Federal Open Market Committee ("FOMC")/6/ meeting in March 2001./7/

   Greenspan has warned that U.S economic growth has slowed substantially and downside risks may predominate in the coming months. But Greenspan was also quick to point out signs that the U.S. economy may emerge quickly from the slowdown. Greenspan recently released new Fed projections that U.S. annual Gross Domestic Product ("GDP")/8/ growth would slow to about 2.0% to 2.5% this year, forecasting a substantial slowdown for 2001. These statistics are well below the Fed's forecasts last July of as much as a 3.75% annual advance in GDP.

   We think the U.S economic slowdown has triggered inventory imbalances by businesses and has somewhat diminished consumer confidence. Following the recent Fed easing, the immediate reaction in the stock market was certainly favorable, but the reaction in the bond market was notably less euphoric. We think the reason may be that bond investors had been anticipating a Fed interest rate action sooner or later and bond prices had been rallying for several weeks. When the Fed actually reduced the fed funds rate target, investors were ready for profit taking.

Investment Strategy

   The Fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of principal./9/ The Fund invests primarily in long-term investment-grade/10/ municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities.

The Fund's investment strategy going forward will be three-fold:

  . We see value at the long end of the yield curve/11/ and are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

-----
 6 FOMC is a policy-making body of the Federal Reserve System, the U.S. Central
   Bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
 7 On March 20, 2001, after this letter was written, the Fed cut interest rates by 50 basis points.
 8 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments, and net exports of goods and services.
 9 Please note that a portion of the Fund's income may be subject to the
   Alternative Minimum Tax ("AMT").
10 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
   Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.
11 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

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

   . We are focusing on investing in high-grade issues; and . We are investing in discount paper because this is where we believe we can obtain the best value.

Market Outlook

   We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential election, we think we have gained a much clearer insight into the political environment that confronts the bond market. In general, it is relatively benign compared to prior years. In the near term, we think the bond market will be influenced by two factors: further Fed actions and President Bush's tax package, the latter of which should be making its way through Congress by April or May 2001.

   While debates on "hard" versus "soft landings" may continue, the consensus is that the U.S. economy has slowed considerably and may continue to do so until the Fed's monetary easing takes hold. The general rule for many investment professionals is approximately a 12-month lag from the time the Fed eases until we see substantial economic improvement. In our opinion, with the possibility of a Fed bias towards easing and lower interest rates for the next several months, we are bullish on municipal bonds in the near term.

Sincerely,

/s/ Heath B. McLendon
                             /s/ Joseph P. Deane

Heath B. McLendon
                             Joseph P. Deane
Chairman
                             Vice President and
                             Investment Officer

March 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 6 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2001 and is subject to change.


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


 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary

 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services (the "Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears in this report beginning on page 28.

 To find more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


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

                                 [GRAPHIC OF ]
                            Schedule of Investments
                         February 28, 2001 (unaudited)


    Face
   Amount    Rating(a)                  Security                      Value

 ------------------------------------------------------------------------------
  MUNICIPAL BONDS AND NOTES -- 100.0%
 Alabama -- 1.5%
 $ 5,500,000 AAA       Jefferson County, AL Sewer Revenue,
                        Series A, FGIC-Insured,
                        5.375% due 2/1/36                          $  5,548,125
 ------------------------------------------------------------------------------
 Alaska -- 0.3%
   1,000,000 AA+       Valdez, AK Marine Term Revenue
                        Refunding, (BP Pipelines Inc. Project),
                        Series A, 5.850% due 8/1/25                   1,018,750
 ------------------------------------------------------------------------------
 Arizona -- 1.1%
   4,000,000 AAA       Mesa, AZ IDA, Discovery Health Systems,
                        Series A, MBIA-Insured,
                        5.625% due 1/1/29                             4,130,000
 ------------------------------------------------------------------------------
 California -- 4.2%
   4,540,000 Ba1*      California Educational Facilities Authority
                        Revenue, (Pooled College & University
                        Projects), Series A, 5.625% due 7/1/23        4,375,425
   4,000,000 A3*       California Health Facilities Authority
                        Revenue, (Cedars-Sinai Medical Center),
                        Series A, 6.250% due 12/1/34                  4,260,000
   1,000,000 A+        California Health Facilities Financing
                        Authority Revenue, Sutter Health,
                        Series A, 6.250% due 8/15/35                  1,056,250
   3,300,000 A-        Los Angeles, CA Regional Airport
                        Improvement Corp., Los Angeles
                        International Airport Lease Revenue,
                        6.500% due 1/1/32 (b)                         3,321,351
   2,750,000 AAA       Sacramento County, CA COP, (Public
                        Facilities Project), MBIA-Insured,
                        5.375% due 2/1/19                             2,822,188
 ------------------------------------------------------------------------------
                                                                     15,835,214
 ------------------------------------------------------------------------------
 Colorado -- 14.5%
   3,000,000 AAA       Arapahoe County, CO Capital
                        Improvement Trust Fund, E-470 Public
                        Highway Authority Revenue, (Pre-
                        Refunded -- Escrowed with U.S.
                        government securities to 8/31/05
                        Call @ 103), 7.000% due 8/31/26               3,472,500
   4,000,000 AAA       Colorado Educational & Cultural Facilities
                        Revenue Refunding, (University of
                        Denver Project), AMBAC-Insured,
                        5.375% due 3/1/23                             4,075,000

See Notes to
Financial Statements.

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                                       6

                                 [GRAPHIC OF ]
                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)

   Face
  Amount    Rating(a)                   Security                       Value

--------------------------------------------------------------------------------
Colorado -- 14.5% (continued)
                      Colorado Health Facilities Authority Revenue:
$ 1,000,000 AA-         Catholic Health Initiatives, Series A,
                         5.000% due 12/1/28                         $    928,750
  3,000,000 A           Series B, Remarketed 7/8/98,
                         5.350% due 8/1/15                             2,958,750
  2,000,000 BBB+      Colorado Springs, CO Airport Revenue,
                       Series A, 7.000% due 1/1/22 (b)                 2,072,500
 60,000,000 Aaa*      Dawson Ridge, CO Metropolitan District
                       No. 1, Series B, (Escrowed to maturity
                       with REFCO Strips), zero coupon
                       due 10/1/22                                    15,000,000
                      Denver, CO City & County Airport
                       Revenue, Series C:
  3,155,000 A             6.750% due 11/15/22 (b)                      3,304,862
 10,165,000 A             6.125% due 11/15/25 (b)                     11,308,563
  8,160,000 A             Escrowed to maturity with
                           U.S. government securities,
                           6.125% due 11/15/25 (b)(c)                  9,078,000
    845,000 Aaa*          Pre-Refunded -- Escrowed with U.S.
                           government securities to 11/15/02
                           Call @ 102, 6.750% due 11/15/22 (b)           905,206
  1,000,000 AAA       Denver, CO City & County, Certificate
                       Participation, Series B, AMBAC-Insured,
                       5.500% due 12/1/25                              1,026,250
--------------------------------------------------------------------------------
                                                                      54,130,381
--------------------------------------------------------------------------------
Connecticut -- 0.3%
  1,000,000 AAA       Connecticut State Health & Education
                       (Child Care Facilities Project), Series C,
                       AMBAC-Insured, 5.625% due 7/1/29                1,037,500
--------------------------------------------------------------------------------
Florida -- 6.6%
  3,000,000 AAA       Florida State Board & Educational Capital
                       Outlay, GO, FSA-Insured,
                       5.000% due 6/1/24                               2,910,000
  3,000,000 AA+       Florida State Board of Education, GO,
                       Series A, 5.125% due 6/1/21                     2,988,750
  2,000,000 AA-       Jacksonville, FL Electric Authority
                       Water & Sewer Revenue, Series A,
                       5.375% due 10/1/35                              1,995,000
  5,000,000 BBB-      Martin County, FL IDA, (Indiantown
                       Cogeneration Project), Series A,
                       7.875% due 12/15/25 (b)                         5,225,000

See Notes to
Financial Statements.

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                                       7

                                 [GRAPHIC OF ]
                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)

    Face
   Amount    Rating(a)                  Security                     Value

 -----------------------------------------------------------------------------
 Florida -- 6.6% (continued)
 $ 1,000,000 AAA       Miami Beach, FL Stormwater Revenue,
                        FGIC-Insured, 5.375% due 9/1/30           $  1,013,750
   2,000,000 Aaa*      Orange County, FL School Board,
                        Certificate Participation, Series A,
                        MBIA-Insured, 5.250% due 8/1/23              2,012,500
   2,000,000 AAA       Orange County, FL Tourist Development
                        Tax Revenue, Series A, AMBAC-Insured,
                        4.750% due 10/1/24                           1,860,000
   2,000,000 Aaa*      Pinellas County, FL Health Facilities
                        Authority Revenue, FSA-Insured,
                        5.000% due 11/15/30                          1,917,500
                       Tampa, FL Revenue, (Florida Aquarium
                        Inc. Project), (Pre-Refunded -- Escrowed
                        with U.S. government securities to 5/1/02
                        Call @ 102):
   2,495,000 NR            7.550% due 5/1/12 (c)                     2,654,056
   2,000,000 NR            7.750% due 5/1/27 (c)                     2,132,500
 -----------------------------------------------------------------------------
                                                                    24,709,056
 -----------------------------------------------------------------------------
 Georgia -- 1.7%
   3,500,000 AAA       Augusta, GA Water & Sewer Revenue,
                        FSA-Insured, 5.250% due 10/1/26              3,539,375
   2,000,000 A3*       Private Colleges & Universities Authority
                        Revenue, (Mercer University Project),
                        Series A, 5.250% due 10/1/25                 1,947,500
   1,000,000 BBB-      Savannah, GA EDA Revenue, College of
                        Art & Design Inc., 6.900% due 10/1/29        1,047,500
 -----------------------------------------------------------------------------
                                                                     6,534,375
 -----------------------------------------------------------------------------
 Hawaii -- 0.5%
   2,000,000 A         Hawaii State Department of Budget &
                        Finance, Special Purpose Revenue,
                        Kaiser Permanente, Series A,
                        5.100% due 3/1/14                            1,952,500
 -----------------------------------------------------------------------------
 Illinois -- 6.8%
   4,095,000 AAA       Chicago, IL GO, Series D, FGIC-Insured,
                        5.500% due 1/1/35                            4,151,306
   6,000,000 AAA       Chicago, IL Skyway Toll Bridge Revenue,
                        AMBAC-Insured, 5.500% due 1/1/31             6,097,500

See Notes to
Financial Statements.

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                                       8

                                 [GRAPHIC OF ]
                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)

   Face
  Amount    Rating(a)                   Security                       Value

--------------------------------------------------------------------------------
Illinois -- 6.8% (continued)
                      Illinois Health Facilities Authority Revenue:
$ 2,000,000 Aaa*        Memorial Health Systems,
                         MBIA-Insured, 5.250% due 10/1/18           $  2,005,000
  8,000,000 A           OSF Healthcare Systems,
                         6.250% due 11/15/29                           8,050,000
  5,000,000 AAA       Illinois State GO, MBIA-Insured,
                       5.625% due 6/1/25                               5,156,250
--------------------------------------------------------------------------------
                                                                      25,460,056
--------------------------------------------------------------------------------
Indiana -- 1.4%
  5,000,000 A1*       Indiana Port Commission Revenue
                       Refunding, (Cargill Inc. Project),
                       6.875% due 5/1/12                               5,237,500
--------------------------------------------------------------------------------
Louisiana -- 1.5%
  5,500,000 A1*       St. Martin Parish, LA Industrial Revenue,
                       (Cargill Inc. Project), 6.625% due 10/1/
                       12                                              5,795,625
--------------------------------------------------------------------------------
Maryland -- 0.2%
 10,000,000 NR        Maryland State Energy Financing
                       Administration, Solid Waste Disposal
                       Revenue, (Hagerstown Recycling
                       Project), 9.000% due 10/15/16 (b)(d)              900,000
--------------------------------------------------------------------------------
Massachusetts -- 1.3%
  2,000,000 AA+       Massachusetts Bay Transportation
                       Authority, Sales Tax Revenue, Series A,
                       5.500% due 7/1/30                               2,040,000
  2,000,000 Aaa*      Massachusetts State College Building
                       Authority Revenue, Series 1,
                       MBIA-Insured, 5.375% due 5/1/39                 2,017,500
  1,000,000 AAA       Massachusetts State Health & Educational
                       Facilities Authority Revenue,
                       (Northeastern University Project), Series I,
                       MBIA-Insured, 5.000% due 10/1/29                  955,000
--------------------------------------------------------------------------------
                                                                       5,012,500
--------------------------------------------------------------------------------
Michigan -- 6.2%
  2,000,000 AAA       Anchor Bay, MI School District, GO,
                       Q-SBLF-Insured, 5.000% due 5/1/29               1,930,000
  3,000,000 AAA       East Lansing, MI School District, GO,
                       Q-SBLF-Insured, 5.625% due 5/1/30               3,116,250
  3,300,000 AAA       Ferris State University of Michigan
                       Revenue, AMBAC-Insured,
                       5.000% due 10/1/23                              3,209,250

See Notes to
Financial Statements.

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                                       9

                                 [GRAPHIC OF ]
                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)

     Face
    Amount    Rating(a)                 Security                     Value

  ----------------------------------------------------------------------------
  Michigan -- 6.2% (continued)
  $ 2,000,000 Aaa*      Howell, MI Public Schools, GO, Q-SBLF-
                         Insured, 5.250% due 5/1/22               $  2,015,000
                        Michigan State COP, AMBAC-Insured:
    2,345,000 AAA         5.500% due 6/1/19                          2,415,350
    4,000,000 AAA         5.500% due 6/1/27                          4,085,000
    8,000,000 NR        Michigan State Strategic Fund Resources
                         Recovery, Limited Obligation Revenue,
                         Central Wayne Energy Recovery L.P.,
                         Series A, 7.000% due 7/1/27 (b)             6,480,000
  ----------------------------------------------------------------------------
                                                                    23,250,850
  ----------------------------------------------------------------------------
  Minnesota -- 1.8%
    1,500,000 AAA       Dakota County, MN Community
                         Development Agency, Multi-Family
                         Housing Revenue, FNMA-Insured,
                         5.625% due 2/1/26                           1,520,625
    2,500,000 A1*       Duluth, MN IDA, Seaway Port Authority
                         Dock & Wharf Revenue, (Cargill Inc.
                         Project), 6.800% due 5/1/12                 2,612,500
    1,000,000 AAA       Minneapolis & St. Paul, MN Community
                         Airport Revenue, Series A, FGIC-
                         Insured, 5.125% due 1/1/25                    988,750
      525,000 A2*       Minnesota State Higher Education
                         Facilities Authority Revenue, University
                         of St. Thomas Education, Series 4-P,
                         5.375% due 4/1/18                             531,563
    1,225,000 AA+       Minnesota State Housing Financing
                         Agency, Single-Family Mortgage,
                         Series I, 5.500% due 1/1/17                 1,257,156
  ----------------------------------------------------------------------------
                                                                     6,910,594
  ----------------------------------------------------------------------------
  Mississippi -- 0.1%
      400,000 Aa2*      Jackson County, MS Port Facility Revenue,
                         (Chevron USA Inc. Project),
                         3.150% due 6/1/23 (e)                         400,000
  ----------------------------------------------------------------------------
  Montana -- 2.1%
    8,000,000 NR        Montana State Board Investment Resource
                         Recovery Revenue, (Yellowstone Energy
                         L.P. Project), 7.000% due 12/31/19 (b)      7,880,000
  ----------------------------------------------------------------------------
  New Jersey -- 3.5%
    5,200,000 A+        Hudson County, NJ Improvement
                         Authority, 6.625% due 8/1/25                5,414,500



See Notes to
Financial Statements.

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                                      10

                                 [GRAPHIC OF ]
                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)

     Face
    Amount    Rating(a)                 Security                     Value

  ----------------------------------------------------------------------------
  New Jersey -- 3.5% (continued)
  $ 5,000,000 A+        New Jersey Health Care Facilities
                         Financing Authority Revenue, Robert
                         Wood Johnson University Hospital,
                         5.700% due 7/1/20                        $  5,087,500
    2,395,000 AA-       New Jersey State Highway Authority,
                         Garden State Parkway General Revenue,
                         5.625% due 1/1/30                           2,493,794
  ----------------------------------------------------------------------------
                                                                    12,995,794
  ----------------------------------------------------------------------------
  New Mexico -- 0.5%
    1,980,000 AAA       New Mexico Mortgage Financing
                         Authority, Single-Family Mortgages,
                         Series D-3, 5.625% due 9/1/28               2,014,650
  ----------------------------------------------------------------------------
  New York -- 9.4%
    3,000,000 AAA       Nassau Health Care Corp., NY Health
                         Systems Revenue, Nassau County
                         Guaranteed, FSA-Insured,
                         5.750% due 8/1/29                           3,146,250
    8,000,000 AA        New York City, NY Municipal Water
                         Financing Authority, Water & Sewer
                         System Revenue, 5.500% due 6/15/33          8,190,000
    3,000,000 AAA       New York City, NY Transit Authority,
                         Metropolitan Transportation Authority,
                         Triborough Bridge, Series A, AMBAC-
                         Insured, 5.250% due 1/1/29                  2,996,250
                        New York City, NY Transitional Finance
                         Authority Revenue, Future Tax Secured:
    2,000,000 AA+           Series B, 4.750% due 11/1/17             1,920,000
    5,450,000 AA+           Series C, 5.500% due 11/1/29             5,579,438
    3,000,000 AAA       New York State Dormitory Authority
                         Revenue, Series B, FSA-Insured,
                         5.500% due 5/15/30                          3,082,500
    3,000,000 AAA       New York State Thruway Authority
                         Highway & Bridge Revenue, Series B-1,
                         FGIC-Insured, 5.400% due 4/1/17             3,097,500
    7,500,000 AAA       New York State Urban Development Corp.
                         Revenue Refunding, Correctional
                         Facilities, FSA-Insured, 5.000% due 1/1/
                         19                                          7,387,500
  ----------------------------------------------------------------------------
                                                                    35,399,438
  ----------------------------------------------------------------------------
  North Dakota -- 1.3%
    5,000,000 AAA       Oliver County, ND PCR, AMBAC-Insured,
                         5.300% due 1/1/27                           5,000,000
  ----------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
                                    [LOGO]

                                 [GRAPHIC OF ]
                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)

     Face
    Amount    Rating(a)                 Security                    Value

  ---------------------------------------------------------------------------
  Ohio -- 7.6%
  $ 2,000,000 AAA       Akron, OH Economic Development,
                         MBIA-Insured, 5.000% due 12/1/18        $  1,987,500
    4,500,000 Aa2*      Bexley, OH City School District, GO,
                         5.125% due 12/1/27                         4,404,375
    2,000,000 AAA       Canton, OH City School District, GO,
                         MBIA-Insured, Series A, 5.500% due 12/
                         1/20                                       2,067,500
    2,000,000 AAA       Cuyahoga County, OH Hospital Revenue
                         Refunding, University Hospitals Health
                         System Inc., AMBAC-Insured,
                         5.500% due 1/15/30                         2,037,500
                        Hamilton County, OH Sales Tax Revenue:
    1,750,000 AAA         Hamilton County Football Project,
                           Series B, MBIA-Insured,
                           5.000% due 12/1/27                       1,688,750
    2,000,000 Aaa*        Sub. Series B, AMBAC-Insured,
                           5.250% due 12/1/32                       2,002,500
    4,000,000 AAA       Lucas County, OH Hospital Revenue,
                         Promedia Healthcare Obligation Group,
                         AMBAC-Insured, 5.375% due 11/15/29         4,035,000
    3,025,000 Aaa*      Muskingum County, OH GO, Refunding,
                         County Facilities Improvement,
                         MBIA-Insured, 5.125% due 12/1/19           3,032,563
    1,375,000 AAA       Ohio State Higher Educational Facility
                         Commission Revenue, (University of
                         Dayton Project), AMBAC-Insured,
                         5.500% due 12/1/25                         1,417,968
    1,645,000 AAA       Ohio State Water Development Authority
                         Revenue, Fresh Water Series A,
                         FSA-Insured, 5.000% due 6/1/16             1,653,225
    2,500,000 AAA       Portage County, OH GO, MBIA-Insured,
                         5.250% due 12/1/17                         2,553,125
    1,500,000 AAA       Warrensville Heights, OH City School
                         District, School Improvements,
                         FGIC-Insured, 5.625% due 12/1/20           1,563,750
  ---------------------------------------------------------------------------
                                                                   28,443,756
  ---------------------------------------------------------------------------
  Pennsylvania -- 2.4%
    2,500,000 AAA       Allegheny County, PA Sanitary Authority,
                         Sewer Revenue, MBIA-Insured,
                         5.375% due 12/1/24                         2,534,375

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
                                    [LOGO]

                                 [GRAPHIC OF ]
                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)

      Face
     Amount    Rating(a)                Security                    Value

   --------------------------------------------------------------------------
   Pennsylvania -- 2.4% (continued)
   $ 2,000,000 AAA       Pennsylvania State Higher Educational
                          Facilities, Authority Revenue, Temple
                          University, Series 1, MBIA-Insured,    $  1,917,500
                          5.000% due 4/1/29
     2,000,000 AAA       Philadelphia, PA GO, FSA-Insured,
                          5.250% due 9/15/25                        2,005,000
     2,500,000 AA-       St. Mary Hospital Authority, Bucks
                          County Catholic Health Initiatives,
                          Series A, 5.000% due 12/1/18              2,378,125
   --------------------------------------------------------------------------
                                                                    8,835,000
   --------------------------------------------------------------------------
   South Carolina -- 1.7%
     2,000,000 BBB+      Myrtle Beach, SC COP, Myrtle Beach
                          Convention Center, (Pre-Refunded --
                          Escrowed with U.S. government
                          securities to 7/1/02 Call @ 102),
                          6.875% due 7/1/07 (c)                     2,125,000
     1,140,000 AAA       Piedmont, SC Municipal Power Agency,
                          Electric Revenue Refunding, Series A,
                          MBIA-Insured, 4.875% due 1/1/16           1,124,325
     3,000,000 AAA       South Carolina Transportation
                          Infastructure Bank Revenue, Series A,
                          MBIA-Insured, 5.500% due 10/1/30          3,075,000
   --------------------------------------------------------------------------
                                                                    6,324,325
   --------------------------------------------------------------------------
   Tennessee -- 2.6%
     1,150,000 NR        Hardeman County, TN Correctional
                          Facilities Corp., 7.750% due 8/1/17       1,076,687
                         Sevier County, TN Public Building
                          Authority, Revenue, FSA-Insured:
       800,000 Aaa*          3.200% due 6/1/13 (e)                    800,000
       900,000 Aaa*          3.300% due 6/1/21 (e)                    900,000
     4,100,000 AA+       Shelby County, TN GO, Refunding,
                          Series A, 5.000% due 3/1/20               4,007,750
     3,000,000 AA+       Tennessee State GO, Series A,
                          5.250% due 3/1/17                         3,067,500
   --------------------------------------------------------------------------
                                                                    9,851,937
   --------------------------------------------------------------------------
   Texas -- 10.1%
     1,500,000 AAA       Austin, TX ISD, GO, PSFG, 5.125% due 8/
                          1/16                                      1,509,375
     3,990,000 Aaa*      Azle, TX ISD, GO, PSFG, Series C,
                          5.000% due 2/15/22                        3,835,388

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
                                    [LOGO]

                                 [GRAPHIC OF ]
                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)

    Face
   Amount    Rating(a)                  Security                      Value

 ------------------------------------------------------------------------------
 Texas -- 10.1% (continued)
 $ 4,000,000 Baa1*     Brazos River Authority, PCR, Utility
                        Electric Co., Series C, 5.550% due 6/1/
                        30 (b)                                     $  3,660,000
   2,000,000 AAA       Brownsville, TX Utility Systems Revenue,
                        AMBAC-Insured, 5.250% due 9/1/20              2,002,500
   1,160,000 AAA       Burleson, TX ISD, GO PSFG,
                        6.750% due 8/1/24                             1,249,900
                       Fort Worth, TX International Airport
                        Facility Improvement Corp. Revenue,
                        (American Airlines Inc. Project):
   8,000,000 Baa1*         6.375% due 5/1/35 (b)                      8,010,000
   2,000,000 Baa1*         Series A, 5.950% due 5/1/29 (b)            2,040,000
   2,000,000 Baa1*         Series B, 6.050% due 5/1/29 (b)            2,055,000
     500,000 AA+       Gulf Coast, TX Waste Disposal Authority,
                        PCR, 3.100% due 10/1/17 (e)                     500,000
   1,000,000 AAA       Harris County, TX Health Facilities,
                        Development Corp., Hospital Revenue,
                        School Health Care Systems, Series B,
                        5.750% due 7/1/27                             1,065,000
   6,000,000 AAA       Houston, TX Water & Sewer System
                        Revenue, Junior Lien, Series A,
                        FGIC-Insured, 5.375% due 12/1/27              6,037,500
   6,000,000 AAA       Texas Water Development Board Revenue,
                        State Revolving Fund, Sr. Lien, Series B,
                        5.000% due 7/15/19                            5,910,000
 ------------------------------------------------------------------------------
                                                                     37,874,663
 ------------------------------------------------------------------------------
 Virgin Islands -- 0.3%
   1,000,000 BBB-      Virgin Islands, PFA Revenue, Sr. Lien,
                        Series A, 5.500% due 10/1/22                    960,000
 ------------------------------------------------------------------------------
 Virginia -- 2.3%
   4,700,000 A2*       Harrisonburg, VA Redevelopment &
                        Housing Authority, (Jail & Courthouse
                        Project), Public Facilities Lease Revenue,
                        6.500% due 9/1/14                             4,770,030
                       Virginia State HDA, Multi-Family Housing:
   1,655,000 AA+         Series D, 6.250% due 1/1/15                  1,739,819
   1,235,000 AAA         Series H, AMBAC-Insured,
                          6.300% due 11/1/15                          1,309,100
     600,000 AA+         Series K, 5.800% due 11/1/10                   638,250
 ------------------------------------------------------------------------------
                                                                      8,457,199
 ------------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
                                    [LOGO]

                                 [GRAPHIC OF ]
                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)

   Face
  Amount    Rating(a)                 Security                        Value

-------------------------------------------------------------------------------
 Washington -- 4.3%
                      Chelan County, WA GO, Public Utilities,
                       District No. 1, Columbus River Rock,
                       MBIA-Insured:
$22,685,000 AAA           Series A, zero coupon due 6/1/22         $  7,117,419
  4,750,000 AA            Series B, Remarketed 7/1/92,
                           Mandatory put 7/1/19,
                           6.750% due 7/1/62 (b)                      5,011,250
  4,000,000 AAA       Washington State, GO, Series C,
                       FSA-Insured, 5.250% due 1/1/26                 3,985,000
-------------------------------------------------------------------------------
                                                                     16,113,669
-------------------------------------------------------------------------------
 Wisconsin -- 1.9%
  4,070,000 AA        Wisconsin State GO, Series B,
                       6.600% due 1/1/22 (b)                          4,146,312
                      Wisconsin State Health & Educational
                       Facilities Authority Revenue,
                       MBIA-Insured:
  1,365,000 AAA           Aurora Health Care Inc.,
                           5.250% due 8/15/17                         1,366,706
  1,100,000 A             Kenosha Hospital & Medical Center
                           Project, 5.700% due 5/15/20                1,068,375
    250,000 AAA           The Medical College of Wisconsin Inc.
                           Project, MBIA-Insured,
                           5.400% due 12/1/16                           256,250
-------------------------------------------------------------------------------
                                                                      6,837,643
-------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $368,836,334**)                     $374,851,100
-------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Security is in default.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**  Aggregate cost for Federal income tax purposes is substantially the same .

    See pages 17 and 18 for definitions of ratings and certain security descriptions.

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
                                    [LOGO]

                  Summary of Investments by Combined Ratings
                         February 28, 2001 (unaudited)

[GRAPHIC OF ]

[GRAPHIC OF ]

                                                  Percentage of
               Moody's and/or Standard & Poor's Total Investments

                 Aaa                 AAA                    50.6%
                 Aa                  AA                     14.6
                  A                   A                     20.7
                 Baa                 BBB                     7.3
                 Ba                  BB                      1.2
                 NR                  NR                      5.6
                                                ----------------
                                                           100.0%
                                                ================

------------------------
                                                       ------------------------
                                    [LOGO]

                                 [GRAPHIC OF ]
                                 Bond Ratings
                                  (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned
       by Standard & Poor's. Capacity to pay interest and
       repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay
       interest and repay principal and differs from the
       highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay
       interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
       Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB
and B
    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best
       quality. They carry the smallest degree of
       investment risk and are generally referred to as
       "gilt edge." Interest payments are protected by a
       large or by an exceptionally stable margin and
       principal is secure. While the various protective
       elements are likely to change, such changes as can
       be visualized are most unlikely to impair the
       fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by
       all standards. Together with the "Aaa" group they
       comprise what are generally known as high grade
       bonds. They are rated lower than the best bonds
       because margins of protection may not be as large in
       "Aaa" securities or fluctuation of protective
       elements may be of greater amplitude or there may be
       other elements present which make the long-term
       risks appear somewhat larger than in "Aaa"
       securities.
A   -- Bonds rated "A" possess many favorable investment
       attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR  -- Indicates that the bond is not rated by Standard &
       Poor's or Moody's.

------------------------
                                                       ------------------------
                                    [LOGO]

                          Short-Term Security Ratings
                                  (unaudited)


SP-1-- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG-1- Moody's highest rating for issues having a demand
       feature -- VRDO.
P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

                             Security Descriptions
                                  (unaudited)

                   ABAG   --Association of Bay Area
                            Governments
                   AIG    --American International Guaranty
                   AMBAC  --AMBAC Indemnity Corporation
                   BAN    --Bond Anticipation Notes
                   BIG    --Bond Investors Guaranty
                   CDA    --Community Development
                            Administration
                   CGIC   --Capital Guaranty Insurance
                            Company
                   CHFCLI --California Health Facility
                            Construction Loan Insurance
                   COP    --Certificate of Participation
                   EDA    --Economic Development Authority
                   ETM    --Escrowed To Maturity
                   FAIRS  --Floating Adjustable Interest Rate
                            Securities
                   FGIC   --Financial Guaranty Insurance
                            Company
                   FHA    --Federal Housing Administration
                   FHLMC  --Federal Home Loan Mortgage
                            Corporation
                   FNMA   --Federal National Mortgage
                            Association
                   FRTC   --Floating Rate Trust Certificates
                   FSA    --Financial Security Assurance
                   GIC    --Guaranteed Investment Contract
                   GNMA   --Government National Mortgage
                            Association
                   GO     --General Obligation
                   HDA    --Housing Development Authority
                   HDC    --Housing Development
                            Corporation
                   HFA    --Housing Finance Authority
                   IDA    --Industrial Development
                            Authority
                   IDB    --Industrial Development Board
                   IDR    --Industrial Development Revenue
                   INFLOS --Inverse Floaters
                   ISD    --Independent School District
                   LOC    --Letter of Credit
                   MBIA   --Municipal Bond Investors
                            Assurance Corporation
                   MVRICS --Municipal Variable Rate Inverse
                            Coupon Security
                   PCR    --Pollution Control Revenue
                   PFA    --Public Finance Authority
                   PSFG   --Permanent School Fund
                            Guaranty
                   Q-SBLF --Qualified School Bond Loan
                            Fund
                   RAN    --Revenue Anticipation Notes
                   RIBS   --Residual Interest Bonds
                   RITES  --Residual Interest Tax-Exempt
                            Securities

                   SYCC   --Structured Yield Curve
                            Certificate
                   TAN    --Tax Anticipation Notes
                   TECP   --Tax Exempt Commercial Paper
                   TOB    --Tender Option Bonds
                   TRAN   --Tax and Revenue Anticipation
                            Notes
                   VAN    --Veterans Administration
                   VRDD   --Variable Rate Daily Demand
                   VRWE   --Variable Rate Wednesday
                            Demand

------------------------
                                                       ------------------------
                                    [LOGO]

                                 [GRAPHIC OF ]
                      Statement of Assets and Liabilities
                                  (unaudited)

                                                               February 28, 2001

--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $368,836,334)                     $374,851,100
  Cash                                                                   75,194
  Receivable for securities sold                                        968,959
  Interest receivable                                                 4,868,918
--------------------------------------------------------------------------------
  Total Assets                                                      380,764,171
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    1,932,440
  Dividends payable                                                     402,881
  Investment advisory fee payable                                       112,193
  Administration fee payable                                             62,267
  Accrued expenses                                                      207,294
--------------------------------------------------------------------------------
  Total Liabilities                                                   2,717,075
--------------------------------------------------------------------------------
Total Net Assets                                                   $378,047,096
`
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                      $     31,849
  Capital paid in excess of par value                               387,408,505
  Undistributed net investment income                                    91,042
  Accumulated net realized loss from security transactions          (15,499,066)
  Net unrealized appreciation of investments                          6,014,766
--------------------------------------------------------------------------------
TOTAL NET ASSETS
 (Equivalent to $11.87 a share on 31,848,644 shares of $0.001
 par value outstanding; 500,000,000 shares authorized)             $378,047,096
--------------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
                                    [LOGO]

                                 [GRAPHIC OF ]
                            Statement of Operations
                                  (unaudited)

                                                              Nine Months
                                                                 Ended
                                                           February 28, 2001

    ------------------------------------------------------------------------
    INVESTMENT INCOME:
      Interest                                                $  16,236,596
    ------------------------------------------------------------------------
    EXPENSES:
      Investment advisory fee (Note 3)                            1,937,669
      Administration fee (Note 3)                                   553,620
      Shareholder communications                                    134,055
      Shareholder and system servicing fees                          56,322
      Directors' fees                                                42,065
      Audit and legal                                                37,443
      Registration fees                                              27,397
      Custody                                                        13,805
      Pricing service fees                                           12,638
      Other                                                           9,468
    ------------------------------------------------------------------------
      Total Expenses                                              2,824,482
      Less: Investment advisory fee waiver (Note 3)              (1,011,082)
    ------------------------------------------------------------------------
      Net Expenses                                                1,813,400
    ------------------------------------------------------------------------
    Net Investment Income                                        14,423,196
    ------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
     Realized Gain From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                     152,554,229
        Cost of securities sold                                 150,485,826
    ------------------------------------------------------------------------
      Net Realized Gain                                           2,068,403
    ------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)
     of Investments:
        Beginning of period                                     (21,452,306)
        End of period                                             6,014,766
    ------------------------------------------------------------------------
      Increase in Net Unrealized Appreciation                    27,467,072
    ------------------------------------------------------------------------
    Net Gain on Investments                                      29,535,475
    ------------------------------------------------------------------------
    Increase in Net Assets From Operations                    $  43,958,671

    ------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
                                    [LOGO]

                      Statements of Changes in Net Assets

                                             Nine Months Ended
                                             February 28, 2001  Year Ended
                                                (unaudited)    May 31, 2000

    ------------------------------------------------------------------------
    OPERATIONS:
      Net investment income                      $ 14,423,196  $ 19,479,496
      Net realized gain (loss)                      2,068,403    (9,430,070)
      Increase (decrease) in net unrealized
       appreciation                                27,467,072   (29,682,317)
    ------------------------------------------------------------------------
      Increase (Decrease) in Net Assets
       From Operations                             43,958,671   (19,632,891)
    ------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS
    FROM (NOTE 2):
      Net investment income                       (14,385,240)  (20,135,597)
    ------------------------------------------------------------------------
      Decrease in Net Assets From
       Distributions to Shareholders              (14,385,240)  (20,135,597)
    ------------------------------------------------------------------------
    FUND SHARE TRANSACTIONS (NOTE 8):
      Treasury stock acquired                      (3,648,358)  (22,522,813)
    ------------------------------------------------------------------------
      Decrease in Net Assets From
       Fund Share Transactions                     (3,648,358)  (22,522,813)
    ------------------------------------------------------------------------
    Increase (Decrease) in Net Assets              25,925,073   (62,291,301)
    NET ASSETS:
      Beginning of period                         352,122,023   414,413,324
    ------------------------------------------------------------------------
      End of period*                             $378,047,096  $352,122,023
    ------------------------------------------------------------------------
    * Includes undistributed net
       investment income of:                          $91,042       $53,086
    ------------------------------------------------------------------------

See Notes to
Financial Statements.

                                    [LOGO]

                                 [GRAPHIC OF ]
                         Notes to Financial Statements
                                  (unaudited)

   1. Significant Accounting Policies

   Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   2. Exempt-Interest Dividends and Other Distributions

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. Investment Advisory Agreement, Administration Agreement and Other Transactions

   SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of

------------------------
                                                       ------------------------
                                    [LOGO]

                                 [GRAPHIC OF ]
                         Notes to Financial Statements
                            (unaudited) (continued)

Citigroup Inc., acts as investment advisor to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the nine months ended February 28, 2001, SSBC waived $1,011,082 of its investment advisory fee.

   SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

   4. Investments

   For the nine months ended February 28, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                             ----------------------
                             Purchases $145,124,821
                             ----------------------
                             Sales      152,554,229
                             ----------------------

   At February 28, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                  -------------------------------------------
                  Gross unrealized appreciation $ 17,607,957
                  Gross unrealized depreciation  (11,593,191)
                  -------------------------------------------
                  Net unrealized appreciation   $  6,014,766
                  -------------------------------------------

   5. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

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                                      23

                                 [GRAPHIC OF ]
                         Notes to Financial Statements
                            (unaudited) (continued)


   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At February 28, 2001, the Fund did not hold any futures contracts.

   6. Securities Traded on a When-Issued Basis

   In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

   At February 28, 2001, the Fund did not hold any when-issued securities.

   7. Capital Loss Carryforward

   At May 31, 2000, the Fund had, for Federal income tax purposes, approximately $16,204,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on May 31 of the years below:

                                    Total       2007       2008

            -------------------------------------------------------
            Carryforward Amounts $16,204,000 $2,565,000 $13,639,000

            -------------------------------------------------------

   8. Capital Shares

   At February 28, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

   On June 21, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 2,758,300 shares with a total cost of $26,171,171. For the nine months ended February 28, 2001, the Fund repurchased (and retired) 370,700 shares with a total cost of $3,648,358.

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                                      24

                                 [GRAPHIC OF ]
                             Financial Highlights


For a share of capital stock outstanding throughout each year ended May 31, except where noted:

                               2001/(1)/    2000     1999     1998     1997     1996

--------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period              $10.93  $11.97    $12.37   $11.90   $12.11   $12.55
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/        0.45    0.58      0.58     0.54     0.67     0.67
  Net realized and unrealized
   gain (loss)                      0.92   (1.14)    (0.32)    0.83     0.08    (0.35)
--------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                    1.37   (0.56)     0.26     1.37     0.75     0.32
--------------------------------------------------------------------------------------
Gain From Repurchase of
 Treasury Stock                     0.02    0.12        --       --       --       --
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.45)  (0.60)    (0.54)   (0.61)   (0.66)   (0.75)
  Net realized gains                  --      --     (0.12)   (0.29)   (0.30)   (0.01)
--------------------------------------------------------------------------------------
Total Distributions                (0.45)  (0.60)    (0.66)   (0.90)   (0.96)   (0.76)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period    $11.87  $10.93    $11.97   $12.37   $11.90   $12.11
--------------------------------------------------------------------------------------
Total Return,
 Based on Market Value/(3)/      20.11%++  (3.88)%    0.11%    2.08%    7.89%    8.26%
--------------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value/(3)/   13.54%++  (2.82)%    2.66%   12.14%    6.59%    2.79%
--------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)           $378    $352      $414     $428     $411     $418
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                    0.65%+   0.89%     0.94%    0.99%    1.00%    1.00%
  Net investment income            5.21+    5.19      4.72     4.35     5.56     5.35
--------------------------------------------------------------------------------------
Portfolio Turnover Rate               40%     35%       23%      87%     113%      45%
--------------------------------------------------------------------------------------
Market Value, End of Period      $10.770  $9.375   $10.375  $11.000  $11.625  $11.690
--------------------------------------------------------------------------------------

(1) For the nine months ended February 28, 2001 (unaudited).
(2) The investment advisor waived a portion of its fees for the nine months ended February 28, 2001 and the year ended May 31, 2000. In addition, the investment advisor and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decreases in net investment income and actual expense ratios would have been as follows:

                        Per share decreases in   Expense ratios
                        net investment income  without fee waivers
                        ---------------------- ------------------
              2001/(1)/                  $0.03              1.02%+
              2000                        0.02               1.04
              1999                        0.01               1.02

(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

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                                      25

                                 [GRAPHIC OF ]
                        Quarterly Results of Operations
                                  (unaudited)

                                                  Net Realized and        Net Increase
                                                     Unrealized           (Decrease) in
                 Investment     Net Investment     Gain (Loss) on        Net Assets From
                   Income           Income           Investments           Operations
                          Per              Per                  Per                   Per
Quarter Ended   Total    Share   Total    Share     Total      Share      Total      Share

-------------------------------------------------------------------------------------------
August 31,
 1998         $6,731,153 $0.19 $5,618,898 $0.16 $  2,807,927  $ 0.09  $  8,426,825  $ 0.25
November 30,
 1998          5,825,421  0.17  4,996,967  0.15     (967,184)  (0.04)    4,029,783    0.11
February 28,
 1999          5,747,605  0.17  4,793,284  0.14   (3,630,173)  (0.10)    1,163,111    0.04
May 31,
 1999          5,833,696  0.17  4,727,020  0.13   (9,382,888)  (0.27)   (4,655,868)  (0.14)
August 31,
 1999          5,956,315  0.17  4,886,948  0.14  (21,881,042)  (0.63)  (16,994,094)  (0.49)
November 30,
 1999          5,682,571  0.17  4,704,078  0.14   (9,921,954)  (0.29)   (5,217,876)  (0.15)
February 29,
 2000          7,707,536  0.24  6,974,895  0.21   (9,092,864)  (0.28)   (2,117,969)  (0.07)
May 31,
 2000          3,482,977  0.11  2,913,575  0.09    1,783,473    0.06     4,697,048    0.15
August 31,
 2000          5,492,369  0.17  4,825,028  0.15   20,787,617    0.65    25,612,645    0.80
November 30,
 2000          5,369,791  0.17  4,772,091  0.15     (159,618)  (0.01)    4,612,473    0.14
February 28,
 2001          5,374,436  0.17  4,826,077  0.15    8,907,476    0.28    13,733,553    0.43
-------------------------------------------------------------------------------------------

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                                      26

                                 [GRAPHIC OF ]
                                Financial Data
                                  (unaudited)


For a share of capital stock outstanding throughout each period:

                                 NYSE    Net              Dividend
            Record    Payable  Closing  Asset  Dividend Reinvestment
             Date       Date    Price+  Value+   Paid      Price

           ---------------------------------------------------------
            6/23/98    6/26/98 $ 11.000 $12.32   $0.050       $11.10
            7/28/98    7/31/98   10.875  12.30    0.048        10.84
            8/25/98    8/28/98   10.875  12.41    0.048        11.05
            9/22/98    9/25/98   11.375  12.48    0.049        11.57
           10/27/98   10/30/98  11.4375  12.44    0.049        11.58
           11/23/98   11/27/98   11.750  12.42    0.049        11.59
             12/21/
                 98*  12/24/98   11.313  12.32    0.118        11.27
            1/26/99    1/29/99   10.938  12.37    0.049        11.04
            2/23/99    2/26/99   10.875  12.31    0.049        10.89
            3/23/99    3/26/99   10.750  12.22    0.049        10.72
            4/27/99    4/30/99   10.500  12.18    0.049        10.46
            5/25/99    5/28/99   10.375  12.01    0.049        10.52
            6/22/99    6/25/99   10.563  11.67    0.050        10.61
            7/27/99    7/30/99   10.063  11.67    0.050        10.03
            8/24/99    8/27/99    9.813  11.29    0.050         9.95
            9/21/99    9/24/99    9.688  11.24    0.050         9.70
           10/26/99   10/29/99    9.625  10.85    0.050        10.85
           11/22/99   11/26/99    9.563  11.08    0.050         9.25
           12/27/99   12/30/99    9.000  10.90    0.050         9.10
            1/26/00    1/28/00    9.563  10.76    0.050         9.48
            2/22/00    2/25/00    9.500  10.85    0.050         9.52
            3/28/00    3/31/00    9.313  11.18    0.050         9.46
            4/25/00    4/28/00    9.313  11.14    0.050         9.36
            5/23/00    5/26/00    9.188  10.79    0.050         9.33
            6/27/00    6/30/00    9.750  11.20    0.050         9.91
            7/25/00    7/28/00    9.688  11.37    0.050         9.89
            8/22/00    8/25/00   10.000  11.54    0.050        10.04
            9/26/00    9/29/00    9.688  11.42    0.050         9.80
           10/24/00   10/27/00    9.688  11.49    0.050         9.78
           11/20/00   11/24/00    9.750  11.47    0.050         9.80
           12/26/00   12/29/00    9.938  11.85    0.050        10.25
            1/23/01    1/26/01   10.688  11.92    0.050        10.70
            2/20/01    2/23/01   10.770  11.88    0.050        10.81
           ---------------------------------------------------------

+ As of record date.
* Capital gain distribution.

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                                      27

                                 [GRAPHIC OF ]
                          Dividend Reinvestment Plan
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30

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                                      28

                                 [GRAPHIC OF ]
                          Dividend Reinvestment Plan
                            (unaudited) (continued)

days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                          --------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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                                      29

                              Managed Municipals
                                Portfolio Inc.
Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary
Investment Adviser and
Administrator
SSB Citi Fund Management LLC
7 World Trade Center
New York, New York 10048

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian
PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

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                                      30

                                    [GRAPHIC]
             This report is only intended for shareholders of the
                       Managed Municipals Portfolio Inc.
                            It is not a Prospectus,
              circular or representation intended for use in the
               purchase or sale of shares of the Fund or of any
                      securities mentioned in the report.

                                  FD0879 4/01